Exhibit 10.16
Certain information contained in this exhibit has been redacted because such information is both not material and is the type that the registrant treats as private or confidential.
METLIFE AUXILIARY RETIREMENT PLAN
(Amended and Restated, Effective January 1, 2026)

    i

METLIFE AUXILIARY RETIREMENT PLAN
MetLife, Inc. maintains the MetLife Auxiliary Retirement Plan and hereby amends and restates Part I of the Plan effective January 1, 2026.
Part I contains the provisions of the Plan that govern 409A Benefits. Part II contains the provisions of the Plan, as in effect on October 3, 2004, that govern Grandfathered Benefits. The Plan will be construed and administered as a nonqualified deferred compensation plan that is intended to satisfy the requirements of (or exemption from) Section 409A.
PART I
409A BENEFITS
Article 1 – Purpose of Plan
The purpose of the Plan is to provide eligible Employees with the accrual of benefits not provided under the Retirement Plan due to (a) limitations imposed by section 415 or 401(a)(17) of the Code (or such lesser limit as stated in the Retirement Plan) or (b) the reduction of a Participant’s Annual Compensation as a result of elective deferrals made under the Leadership Plan.
Article 2 – Definitions
Except for terms defined in this Plan, all capitalized terms used in this Plan shall have the same definition and meaning assigned to those terms under the Retirement Plan. Unless otherwise provided, references to “Article” and “Section” shall be to this Part I of the Plan.
2.1409A Benefits means (a) for individuals who were eligible under Former Section 2.2 on or before December 31, 2008, the portion of a Participant’s vested benefit that accrues after December 31, 2004; and (b) for all other Participants in the Plan, their entire accrued benefit payable under this Plan.
2.2Affiliate means, except as otherwise provided in this Plan document, any corporation, partnership, limited liability company, joint venture or other business entity which is considered to be a single employer with MetLife, Inc. under section 414(b) or (c) of the Code.
2.3Benefit Eligible or Benefit Eligibility means the earliest date that benefits could commence under the Retirement Plan, in accordance with the age and service requirements therein.
2.4Code means the Internal Revenue Code of 1986, as amended from time to time.
2.5Commissioned Employee has the same meaning as under the Retirement Plan, except that for purposes of this Plan, Commissioned Employee shall not include any employee who is classified by an Employer as a group commissioned employee.

2.6Company means MetLife, Inc., the sponsor of this Plan.
2.7Former Section 2.2 has the same meaning as Section 2.2 of Part II, except:
(a)    subsection (c) is amended to read as follows: “is listed on Appendix A attached hereto and updated from time to time by the Plan Administrator;” and
(b)    subsection (e) is added to read as follows: “holds the title of Chief Auditor, Treasurer, Tax Director, Corporate Secretary or Chief Actuary of the Company or is subject to the Company’s mandatory retirement policy.”
2.8Grandfathered Benefits means the portion of a Participant’s benefit vested and accrued prior to January 1, 2005, plus any other increases or amounts that can be included in a grandfathered benefit under Section 409A. Only the following individuals will have Grandfathered Benefits under this Plan:
(a)a Salaried Employee who was eligible under Former Section 2.2 on or before December 31, 2008;
(b)a Commissioned Employee who was eligible under Former Section 2.2 and separated from service prior to January 1, 2005; or
(c)an individual described in Section 6.4.4(b) of this Plan.
2.9Leadership Plan means the MetLife Leadership Deferred Compensation Plan, as amended from time to time.
2.10Participant means any Employee eligible to participate in the Retirement Plan who satisfies the requirements of Article 3 or Former Section 2.2, and any former Employee with a vested accrued benefit under this Plan. Unless otherwise specified, Participants include eligible Salaried Employees and eligible Commissioned Employees.
2.11Plan means this MetLife Auxiliary Retirement Plan, as amended from time to time.
2.12PRA/PLS Benefit means a benefit that is either a Personal Retirement Account benefit or a Performance Pension Account benefit under the Retirement Plan.
2.13Retirement Plan means the MetLife Retirement Plan, as amended from time to time.
2.14Salaried Employee has the same meaning as under the Retirement Plan. For avoidance of doubt, Salaried Employee includes any employee who is classified by an Employer as a group commissioned employee.
2.15Section 409A means section 409A of the Code and the Treasury Regulations promulgated thereunder.

2.16Separation from Service means a termination of service by a Participant of MetLife, Inc. or any Affiliate in accordance with Section 409A. In the event the Participant continues to provide services to MetLife, Inc. or an Affiliate, either as an employee or as an independent contractor, such Participant shall be considered to have experienced a termination of service when the facts and circumstances indicate that the Participant and MetLife, Inc. or any Affiliate reasonably anticipate that either (a) no further services will be performed by the Participant for MetLife, Inc. or an Affiliate after a certain date, or (b) that the level of bona fide services the Participant will perform for MetLife, Inc. or an Affiliate after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than 20 percent of the average of bona fide services performed by such Participant (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services to MetLife, Inc. or an Affiliate if less than 36 months).
2.17Specified Employee means each Participant who is determined to be a “key employee” at any time during the 12-month period beginning on October 1 and ending on September 30. Therefore, September 30 of each year will serve as the Specified Employee identification date for this Plan. The list of Specified Employees generated on September 30 of each year will be effective from January 1 through December 31 of the immediately following calendar year. For purposes of this definition, the term “key employee” will mean a Participant who is determined to be a key employee (as defined under Code section 416(i) without regard to paragraph (5) thereof) at any time during the 12-month period ending on September 30.
2.18Traditional Benefit means a benefit that is not a PRA/PLS Benefit and has the same meaning as under the Retirement Plan.
Article 3 – Eligibility and Participation
3.1In General. An Employee participating in the Retirement Plan, whose Retirement Plan benefits are reduced due to (a) limitations imposed by section 415 or 401(a)(17) of the Code (or such lesser limit as in effect under the Retirement Plan) or (b) the reduction of a Participant’s Annual Compensation as a result of elective deferrals made under the Leadership Plan, shall be eligible to participate in this Plan.
3.2Former Participants in the New England Life Insurance Company Plans. An Employee participating in the Retirement Plan, who:
(a)participated in the (i) New England Life Insurance Company Select Employee’s Supplemental Retirement Plan or (ii) New England Life Insurance Company Supplemental Retirement Plan, and
(b)was actively employed by the New England Life Insurance Company, the Company or an Employer on December 31, 2000,
became eligible to participate in this Plan on January 1, 2001. Such individual will have his entire Plan benefit, as determined in Article 5 (including amounts previously accrued under the New England plans named above), paid under this Plan in accordance with the terms of this Plan.

3.3Former Participants under the GenAmerica Corporation Plan. An Employee participating in the Retirement Plan, who:
(a)participated and accrued benefits in the GenAmerica Corporation Augmented Benefit Plan (only insofar as it relates to benefits on compensation that exceeded the limits imposed by or upon the GenAmerica Corporation Performance Pension Plan and Trust), and
(b)was actively employed by General America Life Insurance Company, the Company or an Employer on December 31, 2002,
became eligible to participate in this Plan on January 1, 2003. Such individual will have his entire Plan benefit, as defined in Article 5 (including amounts previously accrued under the GenAmerica Corporation Augmented Benefit Plan), paid under this Plan in accordance with the terms of this Plan.
Article 4 – Vesting
A Participant will vest in his accrued benefit under this Plan, as described in Article 5, in accordance with the vesting schedule under the Retirement Plan.
Article 5 – Benefits
5.1In General. Benefits under this Plan will be payable to a Participant in an amount equal to the difference, as determined by the Plan Administrator in its sole discretion, between (a) and (b) below:
(a)the largest amount (without duplication) that would have been payable to the Participant under the Retirement Plan if (i) the Retirement Plan had not been subject to the limitations of section 415 or 401(a)(17) of the Code (or such lesser limit as in effect under the Retirement Plan) or (ii) the Participant’s Annual Compensation had not been reduced by elective deferrals made under the Leadership Plan; and
(b)the amount of benefits payable under the Retirement Plan and any predecessor auxiliary plan.
5.2Limitation on Benefits. Notwithstanding the provisions of Section 5.1(a), the Final Average Compensation that can be taken into account to determine each Participant’s benefit under this Plan cannot exceed $4.6 million.
Article 6 – Payment of 409A Benefits
6.1Distribution of 409A Benefits to Salaried Employee Participants.
6.1.1Salaried Employee Participants with a Distribution Election on File. A Participant, who is a Salaried Employee with a distribution election on file that complies with Section 409A and specifies the time and form for distribution of benefits, will have his benefits distributed in the elected form on or as soon as administratively practicable following the later of (a) the date or age specified in the distribution election and (b) such Participant’s attainment of Benefit Eligibility.
6.1.2Default Timing and Form of Payment for Salaried Employees. If a Participant, who is a Salaried Employee without a distribution election on file that complies with Section 409A, then the time and form of payment of such Participant’s 409A Benefits will be as follows:
(a)PRA/PLS Benefits will be paid in a lump sum as soon as administratively practicable after his Separation from Service; and
(b)Traditional Benefits will be paid in the Normal Form of Payment under the Retirement Plan commencing at the later of such Participant’s (i) Separation from Service and (ii) attainment of Benefit Eligibility.
6.2Distribution of 409A Benefits to Commissioned Employee Participants.
6.2.1Commissioned Employees with a Distribution Election on File. A Participant, who is a Commissioned Employee (other than a Commissioned Employee covered under Section 6.2.2) with a distribution election on file that complies with Section 409A and specifies the time and form for distribution of benefits, will have his benefits distributed in the elected form on or as soon as administratively practicable after October 1 following the later of (a) the date or age specified in the election and (b) his attainment of Benefit Eligibility. In no event can such Participant’s election specify an age or date for payment that is earlier than age 55 or later than age 70.
6.2.2Commissioned Employees Eligible under Former Section 2.2 with a Distribution Election on File. A Commissioned Employee, who became a Participant under Former Section 2.2 and has a distribution election on file that complies with Section 409A and specifies the time and form for distribution of benefits, will have benefits distributed in the elected form on or as soon as administratively practicable after the later of (a) the date or age specified in the election and (b) his attainment of Benefit Eligibility. In no event can such Participant’s election specify an age or date for payment that is earlier than age 55 or later than age 70.
6.2.3Default Timing and Form of Payment for Commissioned Employees without a Distribution Election on File.
(a)Default Timing of Payment. A Participant, who is a Commissioned Employee without a distribution election on file that complies with Section 409A, will have his benefits distributed in the default form set forth in Section 6.2.3(c) on or as soon as administratively practicable after October 1 following the later of such Participant’s (i) 60th birthday and (ii) attainment of Benefit Eligibility.

(b)Exceptions to the Default Timing of Payment. Notwithstanding Section 6.2.3(a), the following exceptions to the default timing of payment shall apply:
(i)Commissioned Employee Age 60 or Older and Benefit Eligible upon Entering the Plan. A Commissioned Employee, who becomes a Participant in this Plan after attaining both age 60 and Benefit Eligibility, will have his benefits distributed in the default form set forth in Section 6.2.3(c) on or as soon as administratively practicable after October 1 of the year following the fifth anniversary of the date in which he commenced participation in this Plan.
(ii)Commissioned Employee Age 60 by October 1, 2008. A Participant, who is a Commissioned Employee without a distribution election on file that complies with Section 409A by December 31, 2008 and was age 60 or older as of October 1, 2008, will have his benefits distributed in the default forms set forth in Section 6.2.3(c) on or as soon as administratively practicable after the later of October 1, 2009 and October 1 after such Participant’s attainment of Benefit Eligibility.
(c)Default Form of Payment. For Participants, who are Commissioned Employees without a distribution election on file, the PRA/PLS Benefits will be paid in a lump sum and Traditional Benefits will be paid in the Normal Form under the Retirement Plan.
6.3General Distribution Provisions.
6.3.1Rule Applicable to Payments. The Company intends all forms of payment to be treated as a single payment for purposes of Section 409A.
6.3.2Annuity Forms of Payment for Traditional Benefits. A Participant with a Traditional Benefit will be able to elect, in accordance with Section 409A and as determined by the Plan Administrator, among actuarially equivalent annuity forms of benefit any time prior to the payment commencement date for such benefit.
6.3.3Specified Employees.
(a)General Rule. Any Participant identified as a Specified Employee whose distributions under this Plan are subject to Section 409A and payable due to such Participant’s Separation from Service shall not have his distributions commence under this Plan earlier than six months after the date of the Separation from Service (or, if earlier, the date of the Participant’s death). Any payments to which a Specified Employee would be entitled during the first six months following the date of his Separation from Service shall be accumulated and paid without interest as soon as administratively practicable following the end of such six-month period.
(b)Timing of Initial and Subsequent Payments. A Specified Employee receiving benefits in annual payments whose benefit commencement is delayed under this

Section 6.3.3 will receive his first annual payment on the first of the month following the expiration of the six-month period described in Section 6.3.3(a), and subsequent annual payments will be made as originally scheduled. A Specified Employee receiving benefits in monthly payments whose benefit commencement is delayed under this Section 6.3.3 will receive seven months of payments on or about the first of the month following the expiration of the six-month period described in Section 6.3.3(a). Subsequent individual monthly payments will be made as originally scheduled.
6.3.4Modification of Payment Schedules.
(a)In General. With respect to 409A Benefits, a Participant may change the time and/or form of payment of deferred compensation after the time and form of payment have been established by the Participant’s distribution election (or by default under Section 6.1.2 or Section 6.2.3, as applicable, in absence of an election); provided the subsequent deferral election: (i) does not take effect for 12 months, (ii) defers payment for at least another five years from the scheduled payment date (except in the case of a payment due to death, disability or unforeseeable emergency), and (iii) is made at least 12 months prior to the scheduled payment date (or in the case of installments, 12 months before the date the first installment was scheduled to be paid).
(b)Limitations for Salaried Employee Participants. With respect to PRA/PLS Benefits, a Participant who is a Salaried Employee may change the time and/or form of payment of deferred compensation in accordance with Section 6.3.4(a), provided such Participant commences receipt of his benefit no later than 10 years following his originally scheduled payment date, taking into account the “five-year rule” under Section 6.3.4(a).
(c)Limitations for Commissioned Employee Participants. A Participant, who is a Commissioned Employee, may change the time and/or form of payment of deferred compensation in accordance with Section 6.3.4(a), provided such election does not operate to commence benefit payments any later than age 70, taking into account the “five-year rule” under Section 6.3.4(a). Such Participant may only change his form of benefit when making a subsequent deferral election if he is changing the form of benefit to an annuity form at the time the subsequent deferral election is filed.
6.3.5Minimum Distribution.
(a)No Minimum Distributions for Payments Commenced On or After 2008. Except as provided in Section 6.3.5(b), payment of benefits under this Plan will not be affected by, or subject to, minimum distributions described under section 401(a)(9) of the Code and the regulations thereunder.
(b)Minimum Distributions for Payments Commenced Prior to 2008. A Participant who commenced minimum distributions of his benefit under this Plan on or before December 31, 2007 will continue to receive such distributions, as calculated and scheduled under the Retirement Plan.

6.3.6Non-Application of Survivor Annuity Rules. Notwithstanding any provision in this Plan to the contrary, the payment of benefits under this Plan shall not be affected by, or be subject to, the qualified pre-retirement survivor annuity and qualified joint and survivor annuity rules under the Retirement Equity Act of 1984.
6.4Special Distributions.
6.4.1Distribution of Grandfathered Benefits. Except as otherwise described in this Section 6.4, Grandfathered Benefits shall be payable in the same form and at the same time as benefits are payable under the Retirement Plan. The specific provisions that govern payment and calculation of Grandfathered Benefits are set forth in Part II of this Plan.
6.4.2Cash-out of a Participant’s PRA/PLS Benefit. The Company may elect, in its sole discretion and without the Participant’s consent, to pay the vested portion of the Participant’s PRA/PLS Benefit in one lump sum at any time following the Participant’s Separation from Service, provided, (a) the Company’s exercise of discretion to cash-out such amount is evidenced in writing no later than the date of such payment; (b) the payment results in the termination and liquidation of (i) the Participant’s entire interest in this component of the Plan and (ii) all other amounts deferred under any other plans or arrangements of the Company or an Affiliate required to be treated as having been deferred under a single nonqualified deferred compensation plan under Treasury Regulation section 1.409A-1(c)(2)(i)(B); and (c) such payment is not greater than the applicable dollar amount under section 402(g)(1)(B) of the Code.
6.4.3Distributions to Alternate Payees. An alternate payee receiving benefits under this Plan through a Qualified Domestic Relations Order (“QDRO”) as defined under section 414 (p) of the Code, will receive benefits in the time and form specified in the QDRO. At the discretion of the Plan Administrator, an alternate payee with a QDRO that does not specify the time or the form of his benefit payments may be provided the opportunity to elect the time and form for payment of his benefit under this Plan. Such elections shall comply with the Plan’s administrative procedures. In no event will benefits be distributed under a QDRO at any time or in any form not allowed under this Plan or under the laws governing this Plan. Alternate payees have the status of beneficiaries under this Plan.
6.4.4Pre-Distribution Death Benefits.
(a)Participants Actively Employed on or After November 1, 2019. If a Participant, who has a vested Traditional Benefit and is actively employed (or incurred an involuntary Separation from Service (other than for cause) pursuant to a signed separation agreement), dies before the retirement benefits commence, such Participant’s designated beneficiary (or if none, such Participant’s surviving spouse, if married) will receive a lump sum payment that is the Actuarial Equivalent of the benefit that would have been payable to such designated beneficiary (or surviving spouse) as if the Participant (i) Separated from Service on the date of death (in the case of an active participant); (ii) was Benefit Eligible as of his death; (iii) retired on that date with an immediate 50% Contingent Survivor Annuity; and (iv) died immediately thereafter.

(i)No Beneficiary or Spouse. If such Participant dies under the circumstances set forth in Section 6.4.4(a), but is not survived by a designated beneficiary or a spouse, the pre-distribution death benefit described above shall be determined with the assumption that such Participant had a designated beneficiary who was the same age as the Participant. The resulting lump sum shall be payable to such Participant’s estate.
(ii)Actuarial Equivalent. Actuarial Equivalent under this Section 6.4.4 shall be determined using the “applicable interest rate” (based on the month of November preceding the Plan Year in which the determination is being made) and the “applicable mortality table” (as set forth under section 417 of the Code). The pre-distribution death benefit payable under this Section 6.4.4 shall commence as soon as administratively practicable following the date of death.
(b)Former Employees of Predecessor Entities with Vested Plan Benefits. An individual who:
(i)accrued benefits under the New England Life Insurance Company’s nonqualified plans listed in Section 3.2, terminated employment on or before December 31, 2000, and did not become an Employee of the Company or an Employer upon such termination will have his benefits paid from this Plan in the amount, at the time, and in the form provided under the provisions of those prior plans; or
(ii)accrued benefits under the GenAmerica Corporation Augmented Benefit Plan, terminated employment on or before December 31, 2002, and did not become an Employee of the Company or an Employer upon that termination of employment will have his benefit paid from this Plan in the amount, at the time, and in the form provided under the provisions of that prior plan.
(c)Participants Eligible under Former Section 2.2. A Participant eligible under Former Section 2.2, who accrued vested Traditional Benefits before death, shall have 50% of the present value of such undistributed benefits (valued as a single sum under Section 6.4.4(d) and actuarially adjusted for payment at the Participant’s earliest Retirement date or the day prior to death, if the Participant was Benefit Eligible at death) paid to his designated beneficiary. Such pre-distribution death benefit will be payable in the form designated by the Participant and approved by the Committee.
(d)Salaried Employee Participants Covered under Former Section 2.2. For a Participant who is a Salaried Employee who is eligible under Former Section 2.2, a single sum (equivalent to the full value of a Participant’s undistributed Traditional Benefit on the date of the Participant’s death, valued under Section 6.4.4(e), shall be paid to the Participant’s designated beneficiary if:
(i)the Participant notifies the Committee in a request form in effect on the election date of his or her anticipated Retirement date;

(ii)the Committee gives its consent to the payment of single sum or installment payments for a specific period before the distribution date is reached;
(iii) the Participant agrees to defer Retirement at the Company’s written request;
(iv)the distribution date for payment of the single sum or installment payments for a specific period is deferred to the Participant’s Retirement Date; and
(v)the Participant dies after such anticipated Retirement date but before Retirement.
In the absence of a designation by the Participant, the death benefit, under Section 6.4.4(b) through (d), shall be paid to the Participant’s surviving spouse in a single sum. If the Participant has no surviving spouse at the time of death, then the death benefit shall be paid to the Participant’s estate. The actuarial, interest and any other assumptions or factors needed to calculate the value of an Alternative Benefit shall be determined and applied in the sole discretion of the Plan Administrator.
Article 7 – Change of Control
7.1Definitions.
7.1.1Change of Control. For the purposes of this Plan, a “Change of Control” shall be deemed to have occurred if:
(a)any Person acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of securities of the Corporation representing 25% or more of the combined Voting Power of the Corporation’s securities;
(b)within any 24-month period, the persons who were directors of the Corporation at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors of the Corporation (the “Board”) or the board of directors of any successor to the Corporation; provided, however, that any director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 7.1.1(b);
(c)the stockholders of the Corporation approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Corporation which is consummated (a “Corporate Event”), and immediately following the consummation of which the stockholders of the Corporation immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than 25% of the consolidated assets of the Corporation immediately prior to such Corporate Event; or
(d)any other event occurs which the Board declares to be a Change of Control.
7.1.2Corporation. For purposes of this Article, “Corporation” means MetLife, Inc.
7.1.3Person. For purposes of the definition of Change of Control, “Person” shall have the meaning ascribed to such term in section 3(a)(9) of the Exchange Act, as supplemented by section 13(d)(3) of the Exchange Act, and shall include any group (within the meaning of Rule 13d-5(b) under the Exchange Act); provided, however, that “Person” shall not include (i) the Corporation or any Affiliate, (ii) the MetLife Policyholder Trust (or any person(s) who would otherwise be described herein solely by reason of having the power to control the voting of the shares held by that trust), or (iii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Corporation an Affiliate.
7.1.4Voting Power. For purposes of the definition of Change of Control, “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company, and “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.
7.1.5Affiliate. For the purposes of this article, an “Affiliate” shall mean any corporation, partnership, limited liability company, trust or other entity which directly, or indirectly through one or more intermediaries, controls, or is controlled by, the Corporation.
7.1.6Cause. For the purposes of this article, “Cause” means either:
(a)the Participant’s conviction or plea of nolo contendere to a felony, or
(b)any act or acts of dishonesty or gross misconduct on the Participant’s part which results or is intended to result in material damage to the business or reputation of the Corporation or an Affiliate.
7.1.7Good Reason. For the purposes of this article, “Good Reason” means any of:
(a)a reduction by the Corporation or an Affiliate in the Participant’s base salary rate below the rate in effect immediately before the Change of Control;
(b)a relocation by the Corporation or an Affiliate of the Participant’s usual base work location to any other office or location more than 50 miles from the Participant’s usual base work location immediately prior to a Change of Control, or in a state other than the one in which the Participant performed his duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the Participant’s responsibilities;
(c)if the Participant is a party to an employment continuation agreement with the Corporation or an Affiliate, any circumstance or occurrence constituting “Good Reason” under such agreement; or
(d)the failure of the Corporation or an Affiliate to pay the Employee’s base salary or employee benefits as required by law.
7.2Vesting and Other Rights on and After a Change of Control Subject to Conditions. In the event that:
(a)there is a Change of Control as defined in Section 7.1.1, and
(b)on the date of the Change of Control or on a date before the second anniversary of the Change of Control, a Participant in this Plan:
(i)is involuntarily terminated from employment by the Corporation or any Affiliate (other than directly in connection with a transfer of employment to or from the Corporation or any Affiliate) without Cause, or
(ii)voluntarily terminates employment with the Corporation or any Affiliate for Good Reason, then the Participant’s unvested benefits and rights accrued as of the Change of Control in each, the Retirement Plan and this Plan, will vest immediately under this Plan, notwithstanding any other provision of the Retirement Plan or this Plan, or any amendment or termination of this Plan taking place on or after a Change of Control.
These accrued benefits will be paid under this Plan according to the ordinary distribution rules of this Plan. The ordinary distribution rules of this Plan are described in Article 6 as it existed immediately prior to the Change of Control.
7.3Change of Control Vesting. Upon a Change of Control, as defined in Section 7.1.1, all benefits accrued by a Participant under this Plan prior to the Change of Control, shall vest if, and when, the Participant satisfies the vesting schedule that existed under the Retirement Plan immediately prior to the Change of Control, unless the accelerated vesting provisions in Section 7.2 apply.
Article 8 – General Provisions.
8.1Unfunded Plan. This Plan is completely unfunded. Except as obligations under this Plan have been undertaken pursuant to plans or other arrangements offered by another company, obligations under this Plan are obligations of the Company. All obligations under this Plan are entirely separate from the Retirement Plan and any other plan. Participation in this Plan gives a Participant no right to any funds or assets of the Retirement Plan, or any other plan. The fact that contracts or certificates may be distributed to recipients of benefits under the Retirement Plan in discharge of obligations thereunder shall in no way entitle a Participant in this Plan to receive any such contract or certificate in discharge of obligations under this Plan.
8.2Non-transferability of Participant’s Interest. With the exception of a valid court order determined by the Plan Administrator to be a QDRO under Section 6.4.2, no Participant shall have any power or right to transfer, assign, mortgage, commute or otherwise encumber any of the Plan benefits payable hereunder, nor shall such benefits be subject to seizure for the payment of any debts or judgments, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.
8.3Beneficiary Designation. A Participant may file with the Committee a form (which will become irrevocable only upon death) designating a beneficiary or changing his existing designation. This form will also allow the Participant to choose the form in which the pre-distribution death benefit will be paid. All optional forms of benefit available to the Participant under this Plan and the Retirement Plan will be available for payment of this death benefit.
8.4Tax Withholding and Section 409A.
8.4.1    Tax Withholding. Payments under this Plan will be made after the withholding of any federal, state, and local income, employment and other taxes legally obligated to be withheld, as determined by the Plan Administrator. All tax liabilities arising out of deferrals under this Plan shall be the sole obligation of the Participant or his beneficiary, including, but not limited to, any tax liabilities arising out of Section 409A. Withholding of any taxes or other items required by law may be made from each payment of a Participant’s Deferred Compensation Account or from other payments due to the Participant from any Affiliate to the extent consistent with law.
8.4.2    Section 409A. All amounts payable under the Plan are intended to comply with the requirements of Section 409A and any ambiguities herein shall be construed consistent with such intent. In administering the Plan, the Plan Administrator shall interpret this Plan in a manner consistent with such intent. To the extent benefits under the Plan are subject to Section 409A, Participants may be subject to certain penalties if the terms of the Plan or its administration do not comply with Section 409A. Notwithstanding the foregoing, neither MetLife, Inc. nor any Affiliate, nor the Plan Administrator, shall be liable to any Participant if any portion of the Participant’s Deferred Compensation Account is subject to any additional tax, penalty, or other losses on account of the Plan or its administration failing to comply with Section 409A. Notwithstanding any other provision of this Plan, subject to any applicable laws to the contrary, the Plan Administrator may reduce the amount of any benefit or payment otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to MetLife, Inc. or an Affiliate that is or becomes due and payable, and the Participant shall be deemed to have consented to such reduction; provided, however, that to the extent Section 409A is applicable, such offset shall not exceed the greater of $5,000 or the maximum offset amount then permitted under Section 409A.

8.5Dodd-Frank Recoupment/Clawback. Notwithstanding anything contained herein to the contrary, a Participant’s Plan benefit shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by MetLife, Inc., or any of its Affiliates and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require prior consent from a Participant. No recovery of compensation under such a clawback or recoupment policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with MetLife, Inc., or any of its Affiliates.
8.6Headings; Construction of Words. The headings of Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control. Words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires. Pronouns in the masculine, feminine and neutral genders shall be construed to include any other gender.

8.7Interpretation of the Plan.
8.7.1The Committee is empowered to take all actions it deems appropriate in administering this Plan. Any Committee determination with respect to the meaning or application of the provisions of this Plan shall be binding and conclusive. Benefits will be paid under this Plan only if the Committee determines in its discretion that the applicant is entitled to them. Once a Change of Control (as defined in Section 7.1.1) has occurred, this Section 8.7.1 shall no longer apply.
8.7.2Claims Procedures. Claims for benefits and appeals of denied claims under this Plan shall be administered in accordance with section 503 of ERISA, the regulations thereunder (and any other law that amends, supplements or supersedes said section of ERISA), and the procedures adopted by the Committee, as appropriate. The claims procedures referenced above are incorporated herein by reference.
8.8Amendment and Termination of Plan.
8.8.1In General. Except to the extent prohibited by law, the Committee may amend or terminate this Plan at any time without the consent of any Participant or of any other person. However, any such amendment or termination will not adversely affect the benefit entitlements of:
(a)any Participant receiving benefits under this Plan at or prior to the time of such amendment or termination, or,
(b)any Employee who is a Participant in the Retirement Plan to the extent of the present value of his accrued benefit under this Plan prior to the time of such amendment or termination.

However, amendments may be made to all other aspects of this Plan consistent with Section 409A, including, but not limited to:
(a)amendments impacting the timing under which the Participant’s entire accrued benefit is paid, or,
(b)amendments impacting the optional forms of benefit available for payment of the Participant’s entire accrued benefit.
Notwithstanding the above, any amendment or group of amendments made effective on the same date, which would increase or decrease the annual cost of Plan benefits for active Plan Participants and former Plan Participants by twenty-five million dollars or more in the aggregate, as determined in good faith by the Committee, shall be effective only if authorized or ratified by the Board of Directors of the Company.
8.8.2In connection with a Change of Control.
(a)Notwithstanding the provisions of Section 8.8.1, or any other provision of this Plan, on or after a Change of Control (as defined in Section 7.1.1), no amendments can be made to this Article 8; and
(b)Participants who:
(i)accrued rights or benefits under this Plan prior to a Change of Control (as defined in Section 7.1.1), and,
(ii)whose rights or benefits are not vested at the time of the Change of Control cannot have the vesting schedule under Article 4, applicable on the day prior to the Change of Control, amended with regard to such rights or benefits. The Company may not wrongfully deny Participants the opportunity to vest in rights or benefits accrued prior to a Change of Control under this Plan.
8.9Governing Law. To the extent not inconsistent with Federal law, the validity of this Plan and its provisions shall be construed according to the laws of the State of New York.
(Signature Page Follows)

IN WITNESS WHEREOF, this MetLife Auxiliary Retirement Plan, as amended and restated effective January 1, 2026, is hereby approved and adopted.
PLAN ADMINISTRATOR
/s/Thomas Ferraro
Thomas Ferraro
VP, HR Global Health & DC Plans
MetLife Group, Inc.

Part II
GRANDFATHERED BENEFITS
Part II of this plan document contains the provisions of the Plan that will govern Grandfathered Benefits as defined in Section 2.8 of Part I of this Plan.
Article 1 – Purpose of Plan.
The purpose of the Plan is to provide to certain participants employed by the Company, other employers (each a “Subsidiary”) participating under the Metropolitan Life Retirement Plan for United States Employees (“Retirement Plan”) and their beneficiaries, the excess amount that would have been payable under the Retirement Plan in the absence of the limitations under (i) section 415 of the Internal Revenue Code of 1986 (as amended) (“Internal Revenue Code”), (ii) section 401(a)(17) of the Internal Revenue Code, or such lesser limit as in effect under the Retirement Plan and (iii) section 1.415-2(d)(2) of the Income tax Regulations, that excludes compensation deferred under the Company’s or a Subsidiary’s deferred compensation arrangements.
Article 2 – Participation.
A Participant in the Plan is any employee that qualifies under Section 2.1, 2.2 or 2.3 below:
2.1A Company or Subsidiary (including, but not limited to, a MetLife Group, Inc.) employee participating in the Retirement Plan:
(a)whose benefits are reduced because of the application of Section 401(a)(17) of the Internal Revenue Code (or such lesser limit as in effect under the Retirement Plan), or,
(b)whose benefits are reduced because of the application of section 415 of the Internal Revenue Code, including Treasury Regulation 1.415-2, shall be eligible to participate in the Plan as stated in all Articles except Section 4.2 of Article 4 and Article 4A.
2.2A Company or Subsidiary (including, but not limited to, a MetLife Group Inc.) employee participating in the Retirement Plan who:
(a)is in a compensation grade of 36 or higher (or an equivalent compensation grade), or,
(b)is a member of the Chairman’s Council for 3 consecutive years, or,
(c)is listed in Appendix A, or,
(d)has been inducted into the Sales Representative Hall of Fame and has attained the age of 65 shall be eligible to participate in the Plan as stated in all Articles.
If an employee is an eligible Participant in the Plan under Section 2.1 of this Article, and on or after January 1, 1995, he/she qualifies as a Participant under Section 2.2 of this Article, then the entire benefit that has accrued to that employee shall be payable as if the employee always qualified as a Participant under Section 2.2 of this Article. If, after qualifying as a Participant under Section 2.2 of this Article, an individual’s compensation grade drops below level 36 (or its equivalent), or the individual ceases to qualify for the Chairman’s Council, then that individual shall continue to be treated as if he or she meets the requirements of Section 2.2 of this Article.
2.3A Company or Subsidiary employee participating in the Retirement Plan:
(a)    (i)    who participated and accrued benefits in the New England Life Insurance Company’s non-qualified Plans, (named in the first paragraph of this Plan), and,
(ii)    who, on December 31, 2000, was actively employed by New England Life Insurance Company, the Company or a Subsidiary,
shall be eligible, on January 1, 2001, to participate in this Plan, except Section 4.2 of Article 4 and Article 4A. These individuals shall have their entire auxiliary defined benefit (including amounts previously accrued under the New England plans named in the first paragraph of this Plan) paid under this Plan, in accordance with the terms of this Plan. These individuals shall be eligible to participate in this Plan as stated in Section 4.2 of Article 4 and Article 4A if they independently qualify as a Participant under Section 2.2 of this Article after December 31, 2000.
(b)    (i)    who participated and accrued benefits in the GenAmerica Corporation Augmented Benefit Plan, and,
(ii)    who, on December 31, 2002, was actively employed by General American Life Insurance Company, the Company or a Subsidiary,
shall be eligible, on January 1, 2003, to participate in this Plan, except Section 4.2 of Article 4 and Article 4A. These individuals shall have their entire auxiliary defined benefit (including amounts previously accrued under the Augmented Benefit Plan) paid under this Plan, in accordance with the terms of this Plan. These individuals shall be eligible to participate in Section 4.2 of Article 4 and Article 4A of this Plan if they independently qualify as a Participant under Section 2.2 of this Article after December 31, 2002.
Article 3 – Vesting.
Participants will vest in their accrued benefit under this Plan in accordance with the vesting schedule under the Retirement Plan.
All benefits accrued by Participants under this Plan, prior to a Change of Control as defined in Article 8, shall vest if the Participant satisfies the vesting schedule that existed under the Retirement Plan immediately prior to the Change of Control.

Article 4 – Payment of Benefits.
4.1Benefits under this Plan shall be payable to a Participant in an amount equal to the difference between:
(a)the largest amount (without duplication of amount) that would have been payable to the Participant under the Retirement Plan, had the Retirement Plan not been subject to the limitations of Internal Revenue Code Sections: (i) 415, (ii) 401(a)(17) or such lesser limit as stated in the Retirement Plan, and (iii) Regulation Section 1.415 2(d)(2) (with respect to deferred compensation arrangements); and,
(b)the amount of benefits payable under the Retirement Plan and any predecessor Auxiliary Plan.
4.2Only for those individuals who qualify as Participants in the Plan under Section 2.2, Final Average Compensation used to determine the largest amount that would have been payable under Section 4.1(a) above, will be based on the following rules, notwithstanding the actual provisions of the Retirement Plan.
For qualifying Participants that are not compensated on a commission basis, Final Average Compensation will be the sum of (a) and (b) below:
(a)The base salary component of the Participant’s Final Average Compensation, determined using the average of the Participant’s base salary for the 60 highest consecutive months during the 120 months preceding the Participant’s date of retirement or termination, and,
(b)The component of the Participant’s Final Average Compensation representing the Annual Variable Incentive Compensation Plan or successor annual cash bonus plan or program (“AVIP”) award will be determined using the average of the Participant’s highest 5 AVIP payments, (not necessarily consecutive) with respect to, the 10 calendar years preceding such Participant’s date of retirement or termination, (including any projected payment(s) to be made beyond the Participant’s date of retirement or termination).
The AVIP award, as set forth in subsection (b) immediately above, projected to be made beyond the Participant’s date of retirement or termination will be deemed equal to:
(i)the highest of the last 3 bonuses/awards paid while the Participant was in active Company service multiplied by
(ii)a fraction, the numerator of which is the number of months (or part thereof) that the Participant was actively employed in the calendar year(s) for which the bonus/award would be payable and the denominator of which is 12.
(iii)If the fraction determined under (ii) immediately above, is less than 1, then, the fractional amount determined under (ii) shall replace an equivalent fractional amount in the lowest of the 5 highest AVIP payments used in (b) above. This replacement shall occur only if the fractional amount determined under (ii) is greater than the fractional amount it is replacing in the lowest of the 5 highest AVIP payments.
Notwithstanding (b)(i), (ii) and (iii), if a specific amount of bonus/award was already approved under the AVIP, prior to the Participant’s date of retirement or termination, such amount shall be used instead of the deemed estimate, and such amount shall also be taken into account in determining the highest of the Participant’s last 3 bonuses/awards with regard to any bonus/award payable for the Participant’s year of retirement or termination.
For qualifying Participants that are compensated on a commission basis, Final Average Compensation will be the amount described in appropriate provisions of the Retirement Plan.
4.3Except as described in (a) through (e) immediately below, benefits payable under this Plan shall be payable in the same form(s) and at the same times as benefits are payable under the Retirement Plan.
(a)Alternative Distributions under Article 4A shall be paid in the form, and at the time, stated in the election form completed by the Participant and approved by the Committee.
(b)Pre-Distribution Death Benefits as described in Article 4A.5 shall be paid in accordance with the terms of that Article.
(c)If a Participant directs his or her accrued, Personal Retirement Account (“PRA”) or Performance Pension Account (“PPA”), benefit under the Retirement Plan to be transferred to the Savings and Investment Plan, and, at the time the request is made, the Participant has an accrued benefit under the Auxiliary Savings and Investment Plan, then the Participant’s accrued PRA or PPA benefit under this Plan will be transferred to the Auxiliary Savings and Investment Plan and will be payable in accordance with the terms of the Auxiliary Savings and Investment Plan. If a Participant directs his or her accrued PRA or PPA benefit under the Retirement Plan to be transferred to the Savings and Investment Plan, and at the time the request is made, the Participant has no accrued benefit under the Auxiliary Savings and Investment Plan, then the Participant’s accrued PRA or PPA benefit, under this Plan, will be paid to the Participant in a lump sum. The transfer discussed in the preceding sentence does not apply to a Participant’s traditional formula benefit under the Retirement Plan or this Plan.
(d)Individuals who:
(i)had accrued benefits under the New England Life Insurance Company’s non-qualified Plans listed in the first paragraph of this Plan,
(ii)terminated employment on or before December 31, 2000, and,
(iii)did not become employees of the Company or a Subsidiary upon that termination of employment, will have their benefits paid from this Plan in the amounts, at the times and in the form provided for under the provisions of those prior plans.

(e)Individuals who:
(i)had accrued benefits under the GenAmerica Corporation Augmented Benefit Plan,
(ii)terminated employment on or before December 31, 2002, and,
(iii)did not become employees of the Company or a Subsidiary upon that termination of employment, will have their entire auxiliary defined benefit paid from this Plan in the amounts, at the times, and in the form provided for under the provisions of that prior plan.
Individuals described in Section 2.3 shall have their entire auxiliary defined benefit (including amounts previously accrued under the plans named in the first paragraph of this Plan) paid under this Plan, in accordance with the terms of this Plan.
Notwithstanding any provision to the contrary, the payment of benefits under this Plan shall not be affected by, or be subject to, the qualified pre-retirement survivor annuity and qualified joint and survivor annuity rules under the Retirement Equity Act of 1984.
Article 4A – Alternative Distribution.
Alternative forms of distribution are available only to those Participants in the Plan as defined in Section 2 of Article 2.
4A.1 – Definitions.
(a)Alternative Distribution. “Alternative Distribution” means one of the following modes of payment:
(i)Single Sum: Payment in a single sum.
(ii)Installment Payments for a Specific Period: Monthly or annual payments are made to the Participant for a specified number of years selected (not exceeding 20 years). If the Participant dies before the expiration of the specified period, installment payments will continue to be made for the remainder of the period chosen by the Participant to a beneficiary designated by the Participant.
(iii)Other Distribution: Any other form of payment that is mutually agreed upon by the Participant and the Committee.
(b)Committee. “Committee” means the Compensation Committee of the Board of Directors of Metropolitan Life Insurance Company or their designated agent(s).
(c)Election Date. “Election Date” means the date on which the Participant files his or her request for an Alternative Distribution. For Participants who are retirement eligible, as defined in the Retirement Plan, (“Retirement Eligible”) when they separate from service with the Company or a Subsidiary, this date can be no later than the day before the Participant’s retirement or termination date. For Participants who are not Retirement Eligible when they separate from service with the Company or a Subsidiary, this date can be no later than 12 months before the Distribution Date.
(g)    Distribution Date. “Distribution Date” means the date distributions commence under the mode of payment elected by the Participant. For Participants who are Retirement Eligible when they separate from service with the Company or a Subsidiary, this date cannot be earlier than the Participant’s retirement or termination date. For Participants who are not Retirement Eligible when they separate from service with the Company or a Subsidiary, this date cannot be earlier than the later of:
(i)    12 months following the Participant’s Election Date, and
(ii)    the earliest date the Participant becomes eligible for a distribution from the Retirement Plan.
4A.2 – Payment in the Form of an Alternative Distribution.
Auxiliary retirement benefits under this Plan shall be payable in whole or in part to a Participant in the form of an Alternative Distribution provided (i) a request form is duly filed by the Participant in compliance with both the provisions of this Article 4A and the procedures as set forth from time to time by the Committee and (ii) consent thereto is given by the Committee.
4A.3 – Election of Alternative Distribution.
A form requesting that auxiliary retirement benefits under this Plan be paid in the form of an Alternative Distribution must be submitted by the Participant to the Committee no later than the day before the Participant’s retirement date. For Participants who are separating from service with the Company or a Subsidiary before they are Retirement Eligible, the form requesting an Alternative Distribution must be submitted by the Participant to the Committee no later than 12 months before the Distribution Date indicated on the election form. All requests must be in writing, signed by the Participant, and follow the format prescribed by the Committee. On the request form the Participant must also designate (i) the mode of payment requested and (ii) the Participant’s retirement or Distribution Date. A request form shall be deemed submitted by the Participant to the Committee on the day that such form is received by the Committee. Prior to the Participant’s retirement date, the request form can be revoked by the Participant. Any revocation must be in writing and comply with the procedures of the Committee. A request form submitted by the Participant shall become irrevocable and binding as to all elections and designations made by the Participant as of the retirement date. In the event that a Participant’s request form is not filed before his/her retirement date, the Participant’s Plan benefits will be paid in the same form as the benefits paid to the Participant under the Retirement Plan. For Participants who separate from service before they are Retirement Eligible, the request form shall become irrevocable and binding, as to all elections and designations, 12 months before the Distribution Date.

4A.4 – Consent of the Committee.
Payment in the form of an Alternative Distribution shall require the consent of the Committee. The Committee shall have full and complete discretion to approve or reject any request for an Alternative Distribution. The decision of the Committee on the Participant’s request form shall be made known to the Participant in writing.
4A.5 – Death of Participant Before Distribution Date.
(a)A Participant under Section 2.2, who accrued benefits in this Plan under the traditional formula before death, shall have 50% of the present value of his/her undistributed traditional formula benefit, (valued as a single sum under Section 4A.6(a) below and actuarially adjusted for payment at the Participant’s earliest retirement date), paid to his/her designated beneficiary. This pre-distribution death benefit will be payable in the form designated by the Participant and approved by the Committee.
A Participant may file with the Committee a form (which will become irrevocable only upon death) designating a beneficiary or changing their existing designation. This form will also allow the Participant to choose the form in which the predistribution death benefit will be paid. All optional forms of benefit available to the Participant under this Plan and the Retirement Plan will be available for payment of this death benefit.
(b)For salaried Participants under Section 2.2, a single sum, equivalent to the full value of a Participant’s undistributed traditional formula benefit on the date of the Participant’s death, (valued under Section 4A.6(a)), shall be paid to the Participant’s designated beneficiary if:
(i)the Participant notifies the Committee in a request form in effect on the Election Date of his or her anticipated retirement date,
(ii)the Committee gives its consent to the payment of a Single Sum or Installment Payments for a Specific Period before the Distribution Date is reached,
(iii)the Participant agrees to defer actual retirement at the Company’s written request,
(iv)the Distribution Date for payment of the Single Sum or Installment Payments for a Specific Period is deferred to the Participant’s actual retirement date, and
(v)the Participant dies after such anticipated retirement date but before actual retirement.
In the absence of a designation by the Participant, the death benefit, under (a) or (b) immediately above, shall be paid to the Participant’s surviving spouse in a single sum. If the Participant has no surviving spouse at the time of death, then the death benefit shall be paid to the Participant’s estate.

4A.6 – Valuation of Alternative Benefit.
(a)The actuarial equivalent value of the Single Sum shall be determined using the UP 84 Mortality Table, set forward one year for the Participant and set back four years for the Participant’s spouse, (if applicable), and the Pension Benefit Guaranty Corporation immediate interest rate.
(b)The actuarial equivalent benefit amount for the Installment Payments for a Specific Period will be determined by converting the Single Sum benefit amount, determined under Article 4A.6(a), using the interest rate basis for the immediate annuity purchase rates offered under the Metropolitan Savings and Investment Plan and its successors.
(c)The interest rates referenced in Article 4A.6, (a) and (b) above shall be the rates in effect at the following times:
(i)For Participants who are Retirement Eligible when they separate from service with the Company or a Subsidiary, the rate in effect, on their Election Date, but in no event earlier than one year before the Participant’s retirement date.
(ii)For Participants who are not Retirement Eligible when they separate from service with the Company or a Subsidiary, the rate in effect 12 months before their Distribution Date.
4A.7 – Power of Committee.
The Committee shall have the discretionary power to make any and all administrative decisions regarding the election and payment of an Alternative Distribution, including but not limited to, (i) the design and format of request forms, (ii) the approval or rejection of requests for an Alternative Distribution, (iii) the design and format of revocation forms and (iv) the sending of notices.
Article 5 – Unfunded Plan.
The Plan is completely unfunded. This Plan is entirely separate from the Retirement Plan and any other plan. Participation in this Plan gives a Participant no right to any funds or assets of the Retirement Plan, or any other plan. The fact that contracts or certificates may be distributed to recipients of benefits under the Retirement Plan in discharge of obligations thereunder shall in no way entitle a Participant in this Plan to receive any such contract or certificate in discharge of obligations under this Plan.
Article 6 – Non-transferability of Participant’s Interest.
No Participant shall have any power or right to transfer, assign, mortgage, commute or otherwise encumber any of the benefits payable hereunder, nor shall such benefits be subject to seizure for the payment of any debts or judgments, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

Article 7 – Effect of Taxes.
In making payments under this Plan, the Company and the Subsidiary shall withhold any Federal, state or local income, employment or other taxes, it determines that it is legally obligated to withhold. All tax liabilities arising out of benefits under this Plan are the sole obligation of the Plan Participants or their beneficiaries. In the event that a Participant or beneficiary incurs greater tax burdens from payments under this plan (whether income, employment, estate or other tax burdens) than they would if such payments had been made from the Retirement Plan, the Company and the Subsidiary shall have no obligation to reimburse the Participant or beneficiary for such greater tax burdens.
Article 8 – Change of Control.
8.1Definitions.
(a)Change of Control. For the purposes of this Plan, a “Change of Control” shall be deemed to have occurred if:
(i)any Person acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of securities of the Corporation representing 25% or more of the combined Voting Power of the Corporation’s securities;
(ii)within any 24-month period, the persons who were directors of the Corporation at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors of the Corporation (the “Board”) or the board of directors of any successor to the Corporation; provided, however, that any director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 8.1(a)(ii);
(iii)the stockholders of the Corporation approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Corporation which is consummated (a “Corporate Event”), and immediately following the consummation of which the stockholders of the Corporation immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (A) in the case of a merger or consolidation, the surviving or resulting corporation, (B) in the case of a share exchange, the acquiring corporation, or (C) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than 25% of the consolidated assets of the Corporation immediately prior to such Corporate Event; or any other event occurs which the Board declares to be a Change of Control.
(b)Corporation. For the Purposes of this Article, “Corporation” means MetLife, Inc.

(c)Person. For purposes of the definition of Change of Control, “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as supplemented by Section 13(d)(3) of the Exchange Act, and shall include any group (within the meaning of Rule 13d-5(b) under the Exchange Act); provided, however, that “Person” shall not include (A) the Corporation or any Affiliate, (B) the MetLife Policyholder Trust (or any person(s) who would otherwise be described herein solely by reason of having the power to control the voting of the shares held by that trust), or (C) any employee benefit plan (including an employee stock ownership plan) sponsored by the Corporation, Company or any Affiliate.
(d)Voting Power. For purposes of the definition of Change of Control, “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company, and “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.
(e)Affiliate. For the purposes of this article, an “Affiliate” shall mean any corporation, partnership, limited liability company, trust or other entity which directly, or indirectly through one or more intermediaries, controls, or is controlled by, the Corporation.
(f)Cause. For the purposes of this article, “Cause” means either:
(i)Participant’s conviction or plea of nolo contendere to a felony, or
(ii)any act or acts of dishonesty or gross misconduct on the Participant’s part which results or is intended to result in material damage to the business or reputation of MetLife.
(g)Good Reason. For the purposes of this article, “Good Reason” means any of:
(i)any reduction by the Corporation or an Affiliate in the Participant’s base salary rate below the rate in effect immediately before the Change of Control;
(ii)any relocation by the Corporation or an Affiliate of the Participant’s usual base work location to any other office or location more than 50 miles from the Participant’s usual base work location immediately prior to a Change of Control, except for travel reasonably required in the performance of the Participant’s responsibilities;
(iii)if the Participant is a party to an Employment Continuation Agreement with the Corporation or an Affiliate, any circumstance or occurrence constituting “Good Reason” under that Employment Continuation Agreement;
(iv)the failure of the Corporation or an Affiliate to pay the Employee’s base salary or employee benefits as required by law.

8.2    Vesting and Other Rights on and After a Change of Control Subject to Conditions.
In the event that:
(a)there is a Change of Control as defined in Section 8.1(a) of this Article, and,
(b)on the date of the Change of Control or on a date before the second anniversary of the Change of Control, a Participant in this Plan:
(i)is involuntarily terminated from employment by the Corporation or any Affiliate (other than directly in connection with a transfer of employment to or from the Corporation or any Affiliate) without Cause, or
(ii)voluntarily terminates employment with the Corporation or any Affiliate for Good Reason, then the Participant’s unvested benefits and rights accrued as of the Change of Control in each, the Retirement Plan and this Plan, will vest immediately under this Plan, notwithstanding any other provision of the Retirement Plan or this Plan, or any amendment or termination of this Plan taking place on or after a Change of Control.
These accrued benefits will be paid under this Plan according to the ordinary distribution rules of this Plan. The ordinary distribution rules of this Plan are described in Article 4 and where applicable, Article 4A as they existed immediately prior to the Change of Control. If this Section 8.2 is triggered, a Participant under Section 2.2 does not have to obtain Committee approval for an Alternate Distribution in the form of a Single Sum or Installment Payments for a Specific Period.
Article 9 – Interpretation of the Plan.
The Committee is empowered to take all actions it deems appropriate in administering this Plan. Claims for benefits and appeals of denied claims under the Plan shall be administered in accordance with Section 503 of ERISA, the regulations thereunder (and any other law that amends, supplements or supersedes said Section of ERISA), and the procedures adopted by the Committee, or its delegate, as appropriate. The claims procedures referenced above are incorporated herein by reference. The Plan shall provide adequate notice to any claimant whose claim for benefits under the Plan has been denied, setting forth the reasons for such denial, and affording a reasonable opportunity to such claimant for a full and fair review by the appropriate administrator of the decision denying the claim. Benefits will be paid under the Plan only if the Committee, or its delegate, determines in its discretion that the applicant is entitled to them.
In the event of a difference of opinion between a Participant and the Committee with respect to the meaning or application of the provisions of the Plan, the Committee’s final interpretation shall be binding and conclusive. However, once a Change of Control (as defined in Article 8) has occurred, this Article 9 shall no longer apply to differences of opinion between the Committee and a Participant regarding the application of Article 8 of this Plan to a Participant or with regard to any rights or benefits protected under Article 8 of this Plan or otherwise accrued prior to the Change of Control including the vesting thereof.
Article 10 – Governing Law.
To the extent not inconsistent with Federal law, the validity of the Plan and its provisions shall be construed according to the laws of the State of New York.
Article 11 – Amendment and Termination of Plan.
11.1Except to the extent required by law, the Committee may amend or terminate this Plan at any time without the consent of any Participant or of any other person. However, any such amendment or termination will not adversely affect the benefit entitlements of:
(a)any Participant receiving benefits under the Plan at or prior to the time of such amendment or termination, or,
(b)any employee who is a Participant in the Retirement Plan to the extent of the present value of their accrued benefit under this Plan prior to the time of such amendment or termination. However, amendments may be made to all other aspects of this Plan including, but not limited to:
(i)amendments impacting the timing under which the Participant’s entire accrued benefit is paid, or,
(ii)amendments impacting the optional forms of benefit available for payment of the Participant’s entire accrued benefit.
Notwithstanding the above, any amendment or group of amendments made effective on the same date, which would increase or decrease the annual cost of Plan benefits for active Plan Participants and former Plan Participants by ten million dollars or more in the aggregate, as determined in good faith by the Committee, shall take effect only after the action is authorized or ratified by the Board of Directors of Metropolitan Life Insurance Company.

11.2
(a)Notwithstanding the provisions of Section 11.1 above, or any other provision of this plan, on or after a Change of Control (as defined in Article 8), amendments can no longer be made to Article 8, Article 9 or Section 11.2 of Article 11 of this Plan; and
(b)Participants who:
(i)accrued rights or benefits under this Plan prior to a Change of Control (as defined in Article 8), and,
(ii)whose rights or benefits are not vested at the time of the Change of Control cannot have the vesting schedule, applicable on the day prior to the Change of Control, amended with regard to such rights or benefits, and cannot forfeit, or be deprived of, their right to vest in these accrued benefits due to any amendment or termination of this Plan.

Appendix A
List of Additional Individuals Covered Under This Plan
As of January 1, 2008
The following additional individuals are grandfathered as Participants under Section 2.2 of this Plan:
[Redacted]